UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04450
                                                     ---------

                         FRANKLIN TEMPLETON GLOBAL TRUST
                         -------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                     APRIL 30, 2008
--------------------------------------------------------------------------------
                                                 A series of Franklin Templeton
                                                 Global Trust

--------------------------------------------------------------------------------
      SEMIANNUAL REPORT AND SHAREHOLDER LETTER         INCOME
--------------------------------------------------------------------------------

                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
             FRANKLIN TEMPLETON
             HARD CURRENCY FUND                        Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o TEMPLETON o MUTUAL SERIES

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Franklin Templeton Hard Currency Fund .....................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Shareholder Information ...................................................   28

--------------------------------------------------------------------------------

Shareholder Letter

Dear Shareholder:

During the six months ended April 30, 2008, emerging market economies, such as those in Asia and non-euro Europe, exhibited robust growth while the U.S., eurozone and other developed economies experienced slower growth. Overall, rising commodity prices contributed to inflationary pressures worldwide and the global credit crunch fostered financial market uncertainty. The U.S. dollar also continued to struggle as it depreciated against most major currencies. Monetary policy actions varied as the U.S. decreased interest rates, the eurozone left rates steady and China increased rates.

In the enclosed semiannual report for Franklin Templeton Hard Currency Fund, the portfolio manager discusses market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

--------------------------------------------------------------------------------

Sign up for eDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report via email by selecting eDelivery options under "My Profile." Not all accounts are eligible for eDelivery.

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                           Not part of the semiannual report | 1

Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Templeton Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the semiannual report

Semiannual Report

Franklin Templeton Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies. The Fund focuses on countries and markets that historically have experienced low inflation rates and that, in the investment manager's view, follow economic policies conducive to continual low inflation rates and currency appreciation versus the U.S. dollar over the long term.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin Templeton Hard Currency Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A posted a +4.63% cumulative total return for the six months under review. The Fund underperformed its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which posted a +7.02% total return for the same period. 1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The Fund outperformed the U.S. dollar, which fell 2.36% relative to its major U.S. trading partners during the period. 2 The dollar declined 9.35% versus the Japanese yen and 7.07% versus the euro. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

1. Source: J.P. Morgan. The JPM 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Federal Reserve Board (H10 Report).

3. Source: Exshare via Compustat.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                                                           Semiannual Report | 3

--------------------------------------------------------------------------------
CURRENCY BREAKDOWN
4/30/08

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
ASIA PACIFIC                                                               50.4%
Japanese Yen                                                               25.2%
Singapore Dollar                                                           16.3%
Malaysian Ringgit                                                           4.4%
Australian Dollar                                                           2.7%
Indonesian Rupiah                                                           1.1%
Kazakhstani Tenge                                                           0.7%
--------------------------------------------------------------------------------
EUROPE                                                                     32.6%
Swiss Franc                                                                16.5%
Swedish Krona                                                               8.6%
Norwegian Krone                                                             5.1%
Polish Zloty                                                                2.4%
--------------------------------------------------------------------------------
AMERICAS                                                                   17.0%
U.S. Dollar                                                                11.4%
Canadian Dollar                                                             5.6%
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

The six months under review were characterized by the continued fall-out of markets and the global economy from the U.S. subprime crisis and ongoing credit deleveraging. Global monetary policy authorities faced a dilemma of weakening growth and rising commodity-based inflation amid financial market distress.

U.S. gross domestic product (GDP) growth slowed markedly during the period to annualized rates of 0.6% in the fourth quarter of 2007 and an estimated 0.9% in the first quarter of 2008. U.S. consumer confidence plunged as house prices fell, food and energy costs rose and the labor market softened. The operating environment was also challenging for many businesses. Corporate earnings came under pressure, particularly in the bank and construction sectors, leading to a 260,000 payroll decline in the first four months of 2008 and an unemployment rate increase to 5.0% in April 2008%. 4 Although inflation during the period was largely driven by food and energy costs, underlying (core) inflation was above the Federal Reserve Board's (Fed's) comfort zone at 2.3% in April. 4 Given financial system liquidity pressures and downside risks to U.S. economic growth, the Fed lowered the federal funds target rate 250 basis points (bps) from 4.50% to 2.00% during the six months under review.

With aggressive U.S. interest rate easing, the difference in interest rates set by the European Central Bank (ECB) over Fed policy rates widened. Given that the ECB's primary objective is price stability rather than growth, it left interest rates unchanged at 4.00% during the period. With economic growth moderating more slowly than in the U.S. and labor markets holding steady, the ECB remained on guard against high food and energy prices filtering into underlying prices. At period-end, the gap between eurozone headline and core prices remained wide with April headline inflation at 3.3% and core inflation at 1.6%. 5 While eurozone first quarter 2008 GDP growth registered 2.2% year-over-year, business and consumer confidence indicators showed signs of a slowing economy. 5 Economic growth in the non-euro European countries largely continued to outpace the eurozone's. Strong investment and consumer spending supported robust economic growth in Poland, 6.1% year-over-year in fourth quarter 2007, underpinned by strong household borrowing, rising real incomes and the long-term convergence process to western Europe. 5 First quarter 2008 GDP rose 4.8% year-over-year in Norway and fourth quarter 2007 GDP rose 2.8% year-over-year in Sweden. 6 Norway and Sweden were relatively more insulated from the liquidity tensions in the money and financial markets compared with

4. Source: Bureau of Labor Statistics.

5. Source: Eurostat.

6. Sources: Statistics Norway; Statistics Sweden.


4 | Semiannual Report
the eurozone. Labor markets remained relatively strong in both countries where in Sweden fiscal policy resulted in tax cuts and in Norway high oil prices increased revenues that supported government spending. Rising wage and cost pressures prompted the central banks of these economies to continue hiking interest rates despite the global credit shock.

While U.S. economic growth weakened, Asia, the emerging markets and commodity producers supported global growth against moderating forces. In Asia, growth momentum remained resilient but moderated due to reduced external demand. China remained an important contributor to regional growth. China's GDP growth registered 10.6% year-over-year in first quarter 2008, although somewhat lower than last year's peak growth. 7 Economic growth remained reasonably strong in other Asian countries, rising 7.3% in Malaysia year-over-year in fourth quarter 2007 and 7.2% in Singapore year-over-year in first quarter 2008. 8 Chinese monetary authorities continued to tighten credit conditions. However, inflation pressures picked up, primarily reflecting higher global commodity prices, and China's consumer price inflation jumped to 8.5% in April 2008. 7 Many Asian countries continued to generate large current account surpluses and accumulate foreign exchange reserves. In addition to Asia, commodity producing countries accumulated surpluses as oil prices approached $120 per barrel in April 2008. With increased risk aversion and volatile equity performance, Asian sovereign wealth funds helped provide stability to U.S. and European financial systems through bank recapitalization.

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term.

MANAGER'S DISCUSSION

The Fund continued to act as a hedge against U.S. dollar as the dollar fell 2.36% relative to its major trading partners during the period. 2 The U.S. dollar depreciated as the U.S. failed to attract sufficient capital flows to finance its 4.9% of GDP current account deficit. 9 We retained our negative outlook on the U.S. dollar due to the magnitude of the current account deficit and

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

7. Source: National Bureau of Statistics.

8. Sources: Department of Statistics Malay; Singapore Department of Statistics.

9. Source: U.S. Department of Commerce, Bureau of Economic Analysis.


                                                           Semiannual Report | 5

--------------------------------------------------------------------------------
WHAT IS A CARRY TRADE?
--------------------------------------------------------------------------------
A strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.
--------------------------------------------------------------------------------

vulnerability to financing it given a negative interest rate differential with other major central bank rates and prospects for a protracted period of low growth. We increasingly focused on regional differentiation between Asia and Europe and sought to position the Fund in currencies with what we assessed as attractive valuations and fundamentals.

ASIA

During the period, the Fund benefited from exposure to currencies of countries with large current account surpluses that were previously used to fund the carry trade and benefited from rising global market volatility. One example was the Japanese yen, which appreciated 10.31% against the U.S. dollar. 3 While Japan's inflation and interest rates remained low, the country's current account surplus relative to GDP increased to 4.1% of GDP in 2007. 10 Our other Asian currency positions lagged the JPM 3 Month Global Cash Index's return, but outperformed the U.S. dollar on a trade-weighted basis. For example, the Singapore dollar rose 6.71% and the Malaysian ringgit 5.57%, while the Indonesian rupiah declined 1.36%. 3 In our view, Asia was well positioned to use currency appreciation as a tool for moderating commodity price pressures given the region's favorable current account positions. An example is Singapore where the Monetary Authority of Singapore increased its trade-weighted currency target band to help alleviate inflation despite its expectation for more moderate growth.

EUROPE

European currencies generated strong gains against the U.S. dollar. The euro reached record levels against the U.S. dollar as the ECB maintained interest rates while the Fed eased, ending the period 7.61% stronger against the U.S. dollar. 3 We reduced our euro exposure during the period given our assessment that the global economy's cyclical slowing could negatively impact Europe more than Asia. While the weak U.S. dollar cycle resulted in some narrowing of the U.S. current account deficit, trade imbalances persisted particularly between the U.S. and Asia. For example, the U.S.'s 12-month bilateral trade deficit with Asia registered $389 billion in March. 9 Additionally, the euro appreciated strongly even though bilateral imbalances with Europe were significantly lower than with Asia. The U.S. trade deficit with the European Union was $107 billion, or about a third of that with Asia. 9 Since January 2002 when the weak U.S. dollar cycle began, the euro appreciated 74.85% against the U.S. dollar. 3 Therefore, we believe the euro was overvalued against the U.S. dollar and Asian currencies.

10. Source: Economic & Social Research Institute.


6 | Semiannual Report

The Fund's underweighted euro position relative to the JPM 3 Month Global Cash Index detracted from relative performance as the euro slightly outperformed the index. Additionally, exposure to other European currencies together positively impacted the Fund as these currencies outperformed the euro. The Polish zloty rose 13.03% against the U.S. dollar during the six-month period. 3 The currency benefited from positive growth and interest rate differentials over the U.S. and eurozone. The National Bank of Poland hiked interest rates 100 bps to 5.75%. The Swiss franc also boosted relative performance, rising 11.28%. 3 Similar to the yen, the franc benefited from increasing risk aversion and a large current account surplus of 15.1% of GDP. 11 The Swedish krona and Norwegian krone also produced strong gains against the U.S. dollar but lagged the benchmark index. The Swedish krona appreciated 6.13% and the Norwegian krone 5.51%. 3 In addition to large double-digit current account surpluses, the currencies also benefited from interest rate increases of 25 bps and 50 bps.

AMERICAS

Although Fed policy may have averted a deeper financial crisis, we remained cautious in our global growth outlook and anticipated the process of deleveraging and releveraging to be a lengthy one. Deteriorating U.S. growth prospects and interest rate reductions weighed on the performance of the Canadian dollar, which fell 5.69% against the U.S. dollar and detracted from Fund performance relative to the benchmark index. 3 During the period, the Bank of Canada reduced interest rates 150 bps to 3.00%. We significantly reduced our position in the currency given the country's close links with the U.S. and rising U.S. recessionary risks that could create spillover effects into the Canadian economy and because the Canadian current account deteriorated.

11. Source: Swiss National Bank.


                                                           Semiannual Report | 7

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                   /s/ Michael Hasenstab

                                  Michael Hasenstab, Ph.D.
                                  Portfolio Manager
                                  Franklin Templeton Hard Currency Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
Please note that although the Fund's Statement of Investments on page 15 of this report indicates the Fund held 67.2% of its total investments in U.S. dollar-denominated assets as of 4/30/08, its net exposure to the U.S. dollar as of that date was only 11.4%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 6 in the Notes to Financial Statements on page 25 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.
--------------------------------------------------------------------------------


8 | Semiannual Report

Performance Summary as of 4/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: ICPHX)                                    CHANGE           4/30/08        10/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.21             $9.95         $10.16
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/07-4/30/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.6435
---------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: ICHHX)                              CHANGE           4/30/08       10/31/07
---------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                      -$0.21             $9.97         $10.18
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/07-4/30/08)
---------------------------------------------------------------------------------------------------
Dividend Income                            $0.6570
---------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH           1-YEAR           5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +4.63%          +12.88%          +47.93%          +68.31%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +2.32%          +10.35%           +7.66%           +5.10%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $10,232          $11,035          $14,461          $16,452
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                           +13.30%           +8.24%           +5.38%
------------------------------------------------------------------------------------------------------
   Distribution Rate 5                               1.31%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       1.02%
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                 1.09%
------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH           1-YEAR           5-YEAR          10-YEAR
------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                    +4.76%          +13.16%          +50.43%          +73.68%
------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                +4.76%          +13.16%           +8.51%           +5.68%
------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3              $10,476          $11,316          $15,043          $17,368
------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/08) 4                           +16.22%           +9.08%           +5.97%
------------------------------------------------------------------------------------------------------
   Distribution Rate 5                               1.66%
------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                       1.31%
------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                 0.84%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a higher initial sales charge; thus actual total returns would have been lower.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 4/30/08.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/08.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                          VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
------------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $ 1,046.30              $ 5.44
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000          $ 1,019.54              $ 5.37
------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $ 1,047.60              $ 3.92
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $ 1,000          $ 1,021.03              $ 3.87
------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.07% and Advisor: 0.77%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


12 | Semiannual Report

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                         APRIL 30, 2008                             YEAR ENDED OCTOBER 31,
CLASS A                                    (UNAUDITED)           2007           2006           2005           2004           2003
                                        -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $    10.16      $     9.39     $     9.34     $     9.85     $     9.59     $     8.56
                                        -------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........            0.08            0.28           0.24           0.15           0.09           0.11
   Net realized and unrealized gains
     (losses) .......................            0.35            0.84           0.47          (0.12)          0.78           1.46
                                        -------------------------------------------------------------------------------------------
Total from investment operations ....            0.43            1.12           0.71           0.03           0.87           1.57
                                        -------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income and net
     realized foreign currency
       gains ........................           (0.64)          (0.35)         (0.66)         (0.46)         (0.61)         (0.54)
   Net realized gains ...............              --              --             --          (0.08)            --             --
                                        -------------------------------------------------------------------------------------------
Total distributions .................           (0.64)          (0.35)         (0.66)         (0.54)         (0.61)         (0.54)
                                        -------------------------------------------------------------------------------------------
Redemption fees .....................              -- e            -- e           -- e           -- e           -- e           --
                                        -------------------------------------------------------------------------------------------
Net asset value, end of period ......      $     9.95      $    10.16     $     9.39     $     9.34     $     9.85     $     9.59
                                        ===========================================================================================

Total return c ......................            4.63%          12.31%          8.06%          0.17%          9.44%         19.05%

RATIOS TO AVERAGE NET ASSETS d
Expenses ............................            1.07% f         1.09% f        1.13% f        1.19% f        1.24% f        1.32%
Net investment income ...............            1.61%           2.97%          2.58%          1.54%          0.95%          1.19%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $  528,499      $  323,255     $  322,449     $  190,163     $  211,098     $  143,715

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                         APRIL 30, 2008                            YEAR ENDED OCTOBER 31,
ADVISOR CLASS                              (UNAUDITED)           2007           2006           2005            2004          2003
                                        -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ...........................      $    10.18      $     9.41     $     9.36     $     9.87     $      9.61    $     8.58
                                        -------------------------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b ..........            0.09            0.31           0.27           0.18            0.13          0.14
   Net realized and unrealized gains
     (losses) .......................            0.36            0.84           0.47          (0.12)           0.79          1.46
                                        -------------------------------------------------------------------------------------------
Total from investment operations ....            0.45            1.15           0.74           0.06            0.92          1.60
                                        -------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income and net
     realized foreign currency
       gains ........................           (0.66)          (0.38)         (0.69)         (0.49)          (0.66)        (0.57)
   Net realized gains ...............              --              --             --          (0.08)             --            --
                                        -------------------------------------------------------------------------------------------
Total distributions .................           (0.66)          (0.38)         (0.69)         (0.57)          (0.66)        (0.57)
                                        -------------------------------------------------------------------------------------------
Redemption fees .....................              -- e            -- e           -- e           -- e            -- e          --
                                        -------------------------------------------------------------------------------------------
Net asset value, end of period ......      $     9.97      $    10.18     $     9.41     $     9.36     $      9.87    $     9.61
                                        ===========================================================================================

Total return c ......................            4.76%          12.60%          8.35%          0.50%           9.89%        19.45%

RATIOS TO AVERAGE NET ASSETS d
Expenses ............................            0.77% f         0.84% f        0.83% f        0.83% f         0.84% f       0.92%
Net investment income ...............            1.91%           3.22%          2.88%          1.89%           1.35%         1.59%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...      $  138,261      $   89,942     $   40,912     $   17,532     $    22,442    $   10,163

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than one year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton Global Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON HARD CURRENCY FUND                                      PRINCIPAL AMOUNT a       VALUE
---------------------------------------------------------------------------------------------------------------
  CORPORATE BOND (COST $20,931,614) 3.5%
  Landwirtschaftliche Rentenbank (Germany), senior note, 0.65%, 9/30/08 ..   2,400,000,000  JPY   $  23,055,458
                                                                                                  -------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 27.9%
b Canada Treasury Bills,
       6/12/08 ...........................................................       8,400,000  CAD       8,314,006
       9/04/08 ...........................................................      14,100,000  CAD      13,838,815
  Government of Singapore,
       5.625%, 7/01/08 ...................................................      47,185,000  SGD      35,064,210
       4.375%, 1/15/09 ...................................................      64,550,000  SGD      48,725,588
b Government of Sweden, Strip,
       6/18/08 ...........................................................     182,000,000  SEK      30,250,799
       9/17/08 ...........................................................      27,000,000  SEK       4,442,184
b Norway Treasury Bill, 6/18/08 ..........................................      52,350,000  NOK      10,217,960
  Province of Quebec (Canada), 3.50%, 9/17/08 ............................      10,000,000  CHF       9,672,785
b Sweden Treasury Bill, 12/17/08 .........................................      82,100,000  SEK      13,368,342
  Victoria Treasury Bond (Australia), 7.50%, 8/15/08 .....................      13,000,000  AUD      12,273,984
                                                                                                  -------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $177,382,985) .................................................                          186,168,673
                                                                                                  -------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 67.2%
b FHLB, 5/01/08 ..........................................................      30,472,000           30,472,000
b U.S. Treasury Bills
       5/01/08 ...........................................................      45,000,000           45,000,000
       5/22/08 ...........................................................      89,000,000           88,945,888
       5/29/08 ...........................................................      94,000,000           93,914,930
       6/05/08 ...........................................................      90,000,000           89,891,280
       7/10/08 ...........................................................      50,000,000           49,874,300
       7/17/08 ...........................................................      50,000,000           49,860,650
                                                                                                  -------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
     (COST $447,929,477) .................................................                          447,959,048
                                                                                                  -------------
  TOTAL INVESTMENTS (COST $646,244,076) 98.6% ............................                          657,183,179
  NET UNREALIZED GAIN ON FORWARD EXCHANGE CONTRACTS 1.4% .................                            9,264,645
  OTHER ASSETS, LESS LIABILITIES 0.0% c ..................................                              311,593
                                                                                                  -------------
  NET ASSETS 100.0% ......................................................                        $ 666,759,417
                                                                                                  =============

CURRENCY ABBREVIATIONS

AUD  - Australian Dollar
CAD  - Canadian Dollar
CHF  - Swiss Franc
JPY  - Japanese Yen
NOK  - Norwegian Krone
SEK  - Swedish Krona
SGD  - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATION

FHLB - Federal Home Loan Bank

a The principal amount is stated in U.S. dollars unless otherwise indicated.

b The security is traded on a discount basis with no stated coupon rate.

c Rounds to less than 0.1% of net assets.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2008 (unaudited)

                                                                            ------------------
                                                                            FRANKLIN TEMPLETON
                                                                            HARD CURRENCY FUND
                                                                            ------------------
Assets:
   Investments in securities:
     Cost ...............................................................   $      646,244,076
                                                                            ==================
     Value ..............................................................   $      657,183,179
   Cash .................................................................                3,644
   Foreign currency, at value (cost $6,332) .............................                6,197
   Receivables:
     Capital shares sold ................................................            4,904,210
     Interest ...........................................................            1,730,780
   Unrealized gain on forward exchange contracts (Note 6) ...............           14,327,596
                                                                            ------------------
       Total assets .....................................................          678,155,606
                                                                            ------------------
Liabilities:
   Payables:
     Capital shares redeemed ............................................            5,796,734
     Affiliates .........................................................              489,490
   Unrealized loss on forward exchange contracts (Note 6) ...............            5,062,951
   Accrued expenses and other liabilities ...............................               47,014
                                                                            ------------------
       Total liabilities ................................................           11,396,189
                                                                            ------------------
         Net assets, at value ...........................................   $      666,759,417
                                                                            ==================
   Net assets consist of:
     Paid-in capital ....................................................   $      638,994,682
     Distributions in excess of net investment income ...................           (8,867,327)
     Net unrealized appreciation (depreciation) .........................           20,244,706
     Accumulated net realized gain (loss) ...............................           16,387,356
                                                                            ------------------
         Net assets, at value ...........................................   $      666,759,417
                                                                            ==================
CLASS A:
   Net assets, at value .................................................   $      528,498,675
                                                                            ==================
   Shares outstanding ...................................................           53,102,493
                                                                            ==================
   Net asset value per share a ..........................................                $9.95
                                                                            ==================
   Maximum offering price per share (net asset value per share /
      97.75%) ...........................................................   $            10.18
                                                                            ==================
ADVISOR CLASS:
   Net assets, at value .................................................   $      138,260,742
                                                                            ==================
   Shares outstanding ...................................................           13,861,077
                                                                            ==================
   Net asset value and maximum offering price per share .................   $             9.97
                                                                            ==================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS
for the six months ended April 30, 2008 (unaudited)

                                                                            ------------------
                                                                            FRANKLIN TEMPLETON
                                                                            HARD CURRENCY FUND
                                                                            ------------------
Investment income:
   Interest .............................................................   $        6,946,634
                                                                            ------------------
Expenses:
   Management fees (Note 3a) ............................................            1,681,916
   Distribution fees: (Note 3c)
     Class A ............................................................              620,033
   Transfer agent fees (Note 3e) ........................................              204,797
   Custodian fees (Note 4) ..............................................               11,777
   Reports to shareholders ..............................................               39,251
   Registration and filing fees .........................................               40,188
   Professional fees ....................................................               23,085
   Trustees' fees and expenses ..........................................               13,276
   Other ................................................................                  527
                                                                            ------------------
       Total expenses ...................................................            2,634,850
       Expense reductions (Note 4) ......................................              (10,975)
                                                                            ------------------
         Net expenses ...................................................            2,623,875
                                                                            ------------------
           Net investment income ........................................            4,322,759
                                                                            ------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ........................................................            9,560,469
     Foreign currency transactions ......................................            9,160,846
                                                                            ------------------
           Net realized gain (loss) .....................................           18,721,315
                                                                            ------------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .......................................................              263,283
      Translation of assets and liabilities denominated in foreign
         currencies .....................................................             (310,635)
                                                                            ------------------
           Net change in unrealized appreciation (depreciation) .........              (47,352)
                                                                            ------------------
Net realized and unrealized gain (loss) .................................           18,673,963
                                                                            ------------------
Net increase (decrease) in net assets resulting from operations .........   $       22,996,722
                                                                            ==================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ------------------------------------
                                                                                                          FRANKLIN TEMPLETON
                                                                                                          HARD CURRENCY FUND
                                                                                                ------------------------------------
                                                                                                SIX MONTHS ENDED
                                                                                                 APRIL 30, 2008        YEAR ENDED
                                                                                                   (UNAUDITED)      OCTOBER 31, 2007
                                                                                                ------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..................................................................     $    4,322,759   $     10,939,596
     Net realized gain (loss) from investments and foreign currency transactions ............         18,721,315         13,540,841
     Net change in unrealized appreciation (depreciation) on investments and translation of
       assets and liabilities denominated in foreign currencies .............................            (47,352)        17,654,981
                                                                                                ------------------------------------
         Net increase (decrease) in net assets resulting from operations ....................         22,996,722         42,135,418
                                                                                                ------------------------------------
   Distributions to shareholders from:
     Net investment income and net realized foreign currency gains:
       Class A ..............................................................................        (22,714,165)       (11,331,337)
       Advisor Class ........................................................................         (6,577,525)        (2,385,571)
                                                                                                ------------------------------------
   Total distributions to shareholders ......................................................        (29,291,690)       (13,716,908)
                                                                                                ------------------------------------

   Capital share transactions: (Note 2)
     Class A ................................................................................        209,933,519        (21,691,994)
     Advisor Class ..........................................................................         49,921,723         43,108,617
                                                                                                ------------------------------------
   Total capital share transactions .........................................................        259,855,242         21,416,623
                                                                                                ------------------------------------

   Redemption fees ..........................................................................              1,369              1,838
                                                                                                ------------------------------------
         Net increase (decrease) in net assets ..............................................        253,561,643         49,836,971
Net assets:
   Beginning of period ......................................................................        413,197,774        363,360,803
                                                                                                ------------------------------------
   End of period ............................................................................     $  666,759,417   $    413,197,774
                                                                                                ====================================
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of period ............................................................................     $   (8,867,327)  $     16,101,604
                                                                                                ====================================


18 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a non-diversified, open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                          Semiannual Report | 19

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


20 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and directors are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                           ----------------------------------------------------------------
                                                   SIX MONTHS ENDED                    YEAR ENDED
                                                    APRIL 30, 2008                  OCTOBER 31, 2007
                                           ----------------------------------------------------------------
                                               SHARES           AMOUNT           SHARES         AMOUNT
                                           ----------------------------------------------------------------
CLASS A SHARES:
   Shares sold .........................      27,134,050   $   268,231,042     15,120,203   $  145,232,340
   Shares issued in reinvestment
      of distributions .................       1,682,038        15,882,460        835,035        7,890,170
   Shares redeemed .....................      (7,522,854)      (74,179,983)   (18,489,325)    (174,814,504)
                                           ----------------------------------------------------------------
   Net increase (decrease) .............      21,293,234   $   209,933,519     (2,534,087)  $  (21,691,994)
                                           ================================================================

ADVISOR CLASS SHARES:
   Shares sold .........................       6,049,155   $    60,262,347      6,133,043   $   58,846,188
   Shares issued in reinvestment
      of distributions .................         535,846         5,077,231        166,518        1,583,623
   Shares redeemed .....................      (1,557,646)      (15,417,855)    (1,814,162)     (17,321,194)
                                           ----------------------------------------------------------------
   Net increase (decrease) .............       5,027,355   $    49,921,723      4,485,399   $   43,108,617
                                           ================================================================


22 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan for Class A, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.45% per year of Class A's average daily net assets for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................................   $  61,153
Contingent deferred sales charges retained .........................   $   1,433

E. TRANSFER AGENT FEES

For the period ended April 30, 2008, the Fund paid transfer agent fees of $204,797, of which $104,737 was retained by Investor Services.


                                                          Semiannual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended April 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2013 ........................................   $   2,143,875
   2014 ........................................         190,081
                                                   -------------
                                                   $   2,333,956
                                                   =============

At April 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ............................   $ 647,026,475
                                                   =============

Unrealized appreciation ........................   $  10,287,779
Unrealized depreciation ........................        (131,075)
                                                   -------------
Net unrealized appreciation (depreciation) .....   $  10,156,704
                                                   =============

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.


24 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

6. FORWARD EXCHANGE CONTRACTS

At April 30, 2008, the Fund had the following forward exchange contracts outstanding:

                                              --------------------------------------------------
                                               CONTRACT    SETTLEMENT   UNREALIZED   UNREALIZED
                                                AMOUNT        DATE         GAIN         LOSS
                                              --------------------------------------------------
CONTRACTS TO BUY
      13,700,000   Malaysian Ringgit ......    4,124,022      5/15/08   $  211,833   $       --
     650,000,000   Japanese Yen ...........    5,653,895      5/15/08      600,643           --
         840,000   Polish Zloty ...........      295,317      5/16/08       84,151           --
     168,570,000   Japanese Yen ...........    1,449,927      5/27/08      173,370           --
       2,791,880   Polish Zloty ...........      998,455      6/05/08      260,498           --
       2,930,598   Australian Dollar ......    2,364,407      6/05/08      386,621           --
       4,568,615   Swiss Franc ............    3,865,811      6/05/08      545,447           --
       9,300,000   Norwegian Krone ........    1,648,469      6/16/08      170,203           --
       5,000,000   Singapore Dollar .......    3,368,364      6/16/08      326,116           --
       4,800,000   Polish Zloty ...........    1,771,675      6/16/08      390,627           --
     436,320,000   Kazakhstani Tenge ......    3,600,000      6/26/08        1,007           --
       4,920,000   Canadian Dollar ........    4,823,529      6/27/08       59,258           --
       3,500,000   Singapore Dollar .......    2,375,297      6/27/08      212,051           --
       2,750,000   Swiss Franc ............    2,397,977      6/27/08      257,803           --
       6,900,000   Polish Zloty ...........    2,580,404      6/27/08      524,776           --
     290,000,000   Japanese Yen ...........    2,459,503      6/30/08      338,462           --
      34,550,000   Malaysian Ringgit ......   10,458,605      7/16/08      463,804           --
       1,800,000   Polish Zloty ...........      687,968      7/17/08      120,709           --
     255,000,000   Japanese Yen ...........    2,189,123      7/18/08      273,826           --
       8,350,000   Singapore Dollar .......    5,882,767      8/27/08      303,610           --
  67,360,000,000   Indonesian Rupiah ......    7,158,342      9/04/08           --       (2,345)
       4,402,925   Polish Zloty ...........    1,780,974      9/04/08      188,558           --
       6,800,000   Canadian Dollar ........    6,727,345      9/12/08       17,884           --
     700,000,000   Japanese Yen ...........    6,400,878      9/16/08      380,461           --
      12,312,000   Malaysian Ringgit ......    3,725,265      9/29/08      163,741           --
   1,150,650,000   Japanese Yen ...........   10,173,740     10/15/08      988,775           --
       1,991,865   Polish Zloty ...........      799,528     11/03/08       86,754           --
     512,800,000   Japanese Yen ...........    4,621,902     11/05/08      357,879           --
       3,600,000   Swiss Franc ............    3,257,402     11/06/08      219,259           --
      24,287,655   Swedish Krona ..........    3,687,490     11/12/08      326,519           --
     925,000,000   Japanese Yen ...........    8,507,312     11/13/08      478,901           --
     834,892,500   Japanese Yen ...........    7,874,859     11/14/08      236,379           --
       2,200,000   Australian Dollar ......    1,895,300     11/17/08      122,821           --
       2,724,300   Polish Zloty ...........    1,090,418     11/21/08      119,980           --
       4,537,463   Swiss Franc ............    4,169,312     11/21/08      212,528           --
      57,000,000   Japanese Yen ...........      545,194     11/28/08        8,965           --
       9,782,100   Swiss Franc ............    9,000,000     11/28/08      446,435           --
     122,734,000   Japanese Yen ...........    1,148,313     12/05/08       45,332           --
       7,250,000   Norwegian Krone ........    1,313,406     12/08/08       81,424           --


                                                          Semiannual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

6. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                              ----------------------------------------------------
                                               CONTRACT    SETTLEMENT    UNREALIZED    UNREALIZED
                                                AMOUNT        DATE          GAIN          LOSS
                                              ----------------------------------------------------
CONTRACTS TO BUY (CONTINUED)
       2,514,355   Polish Zloty ...........    1,006,225     12/08/08   $   109,346   $        --
     266,870,000   Japanese Yen ...........    2,467,135     12/08/08       128,688            --
       6,179,000   Malaysian Ringgit ......    1,955,380     12/10/08            --        (4,469)
       1,822,389   Canadian Dollar ........    1,809,721     12/12/08            --        (3,156)
     110,900,000   Japanese Yen ...........    1,045,043     12/12/08        33,887            --
     155,368,800   Kazakhstani Tenge ......    1,200,000     12/12/08        57,318            --
     105,200,000   Norwegian Krone ........   18,535,812     12/22/08     1,679,163            --
       3,250,000   Norwegian Krone ........      623,310     12/31/08           717            --
       2,700,000   Singapore Dollar .......    1,976,863     12/31/08        31,912            --
     178,636,250   Japanese Yen ...........    1,682,232      1/16/09        58,729            --
       1,400,000   Canadian Dollar ........    1,355,407      1/20/09        32,036            --
     277,687,500   Japanese Yen ...........    2,664,001      1/20/09        42,838            --
      10,146,672   Swiss Franc ............    9,300,000      1/20/09       497,187            --
     742,401,000   Japanese Yen ...........    7,114,392      1/22/09       123,100            --
       6,800,000   Singapore Dollar .......    4,817,570      1/22/09       245,388            --
       7,000,000   Polish Zloty ...........    2,781,641      1/22/09       312,762            --
     185,559,000   Japanese Yen ...........    1,777,811      1/28/09        31,734            --
     135,564,000   Japanese Yen ...........    1,294,044      1/30/09        28,105            --
      95,200,000   Japanese Yen ...........      911,965      2/04/09        16,775            --
     774,539,750   Japanese Yen ...........    7,395,575      2/12/09       163,964            --
      97,475,000   Japanese Yen ...........      925,425      2/17/09        26,201            --
         845,000   Australian Dollar ......      729,235      2/17/09        36,486            --
      27,820,000   Swedish Krona ..........    4,245,708      2/17/09       330,694            --
      56,140,000   Japanese Yen ...........      542,520      2/27/09         5,868            --
       3,539,870   Swedish Krona ..........      564,798      2/27/09        17,263            --
       5,000,000   Swiss Franc ............    4,796,623      3/04/09        31,159            --
      63,783,040   Swiss Franc ............   64,000,000      4/02/09            --    (2,413,306)
   6,285,440,000   Japanese Yen ...........   64,000,000      4/02/09            --    (2,485,270)
      20,243,200   Malaysian Ringgit ......    6,400,000      4/02/09            --       (11,098)
       6,250,000   Singapore Dollar .......    4,572,056      4/13/09        96,188            --
       5,671,200   Malaysian Ringgit ......    1,823,537      4/30/09            --       (33,840)
         850,000   Singapore Dollar .......      632,629      4/30/09         2,678            --
UNREALIZED GAIN (LOSS) ON OFFSETTING FORWARD EXCHANGE CONTRACTS .....            --      (109,467)
                                                                        --------------------------
UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS ................    14,327,596    (5,062,951)
                                                                        --------------------------
   NET UNREALIZED GAIN (LOSS) ON FORWARD EXCHANGE CONTRACTS .........   $ 9,264,645
                                                                        ===========


26 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. NEW ACCOUNTING PRONOUNCEMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on April 30, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Fund has reviewed the tax positions as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

In September 2006, FASB issued FASB statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                                                          Semiannual Report | 27

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Hard Currency Fund
(Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton


28 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. In assessing such performance, consideration was given to the Fund's performance as set forth in the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during 2007, as well as for the previous 10 years ended December 31, 2007, in comparison to a performance universe consisting of all retail and institutional international income funds as selected by Lipper. The Lipper report showed the Fund's income return during 2007 was in the highest quintile of its performance universe and on an annualized basis was in the highest quintile of such universe for the previous three- and five-year periods and in the middle quintile for the previous 10-year period. The Fund's total return during 2007 placed it in the highest quintile of such universe as shown in the Lipper report and its total return on an annualized basis during the previous three and five years was also in the highest quintile of such universe, and during the previous 10-year period was in the second-lowest quintile of such universe. The investment objective of this Fund is to provide a hedge against the U.S. dollar and the


                                                          Semiannual Report | 29

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Fund's prospectus restriction requires it keep the weighted maturity of its investments to less than 120 days, which differs from many of the international funds in its performance universe. In expressing its satisfaction, the Board took into account the Fund's performance in view of such objective and restrictions as set forth in reports furnished at Board meetings throughout the year, as well as its comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its peer group. The Lipper contractual investment management fee analysis considers administrative charges to be part of management fees, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was at the median for its Lipper expense group, and its actual total expenses were below the median of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may


30 | Semiannual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The fee structure under the Fund's investment management agreement provides for a management fee of 0.65% at all asset levels. In considering the need for breakpoints, management expressed the view that such fee schedule is low for this type of fund and anticipates economies of scale that may exist as the Fund grows to a larger size. In support of this position, management pointed out the Fund's favorable fee and expense comparison within its Lipper expense group. At December 31, 2007, the Fund had net assets of approximately $445 million, and the Board accepted management's position but intends to monitor future growth in Fund assets and the appropriateness of adding investment management fee breakpoints.


                                                          Semiannual Report | 31

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


32 | Semiannual Report

GOF P-8                                                                 00061400

                          SUPPLEMENT DATED JULY 1, 2008
                      TO THE CURRENTLY EFFECTIVE PROSPECTUS
                           OF EACH OF THE LISTED FUNDS

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FRANKLIN CALIFORNIA TAX-FREE TRUST

Franklin California Insured Tax-Free Income Fund
Franklin California Intermediate-Term Tax-Free Income Fund
Franklin California Limited-Term Tax-Free Income Fund
Franklin California Tax-Exempt Money Fund

FRANKLIN CAPITAL GROWTH FUND

FRANKLIN CUSTODIAN FUNDS

Franklin DynaTech Fund
Franklin Growth Fund
Franklin Income Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund

FRANKLIN FEDERAL TAX-FREE INCOME FUND

FRANKLIN GLOBAL TRUST

Fiduciary Large Capitalization Growth and Income Fund
Fiduciary Small Capitalization Equity Fund
Franklin Global Real Estate Fund
Franklin Templeton Core Fixed Income Fund
Franklin Templeton Core Plus Fixed Income Fund
Franklin Templeton Emerging Market Debt Opportunities Fund
Franklin International Small Cap Growth Fund

FRANKLIN GOLD AND PRECIOUS METALS FUND

FRANKLIN HIGH INCOME TRUST

Franklin High Income Fund

FRANKLIN INVESTORS SECURITIES TRUST

Franklin Adjustable U.S. Government Securities Fund
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Limited Maturity U.S. Government Securities Fund
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Total Return Fund

FRANKLIN MANAGED TRUST

Franklin Rising Dividends Fund

FRANKLIN MONEY FUND

FRANKLIN MUNICIPAL SECURITIES TRUST

Franklin California High Yield Municipal Fund
Franklin Tennessee Municipal Bond Fund

FRANKLIN MUTUAL RECOVERY FUND

FRANKLIN MUTUAL SERIES FUNDS

Mutual Beacon Fund
Mutual Discovery Fund
Mutual European Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FRANKLIN NEW YORK TAX-FREE TRUST

Franklin New York Insured Tax-Free Income Fund
Franklin New York Intermediate-Term Tax-Free Income Fund
Franklin New York Limited-Term Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

FRANKLIN STRATEGIC SERIES

Franklin Biotechnology Discovery Fund
Franklin Flex Cap Growth Fund
Franklin Focused Core Equity Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Growth Opportunities Fund
Franklin Natural Resources Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund
Franklin Strategic Income Fund
Franklin Technology Fund

FRANKLIN TAX-EXEMPT MONEY FUND

FRANKLIN TEMPLETON FUND ALLOCATOR SERIES

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Perspectives Allocation Fund

FRANKLIN TEMPLETON GLOBAL TRUST

Franklin Templeton Hard Currency Fund

FRANKLIN TEMPLETON INTERNATIONAL TRUST

Franklin India Growth Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Long-Short Fund

FRANKLIN TEMPLETON MONEY FUND TRUST

Franklin Templeton Money Fund

FRANKLIN VALUE INVESTORS TRUST

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund
Franklin MidCap Value Fund
Franklin Small Cap Value Fund

INSTITUTIONAL FIDUCIARY TRUST

Franklin Cash Reserves Fund
Money Market Portfolio

TEMPLETON CHINA WORLD FUND

TEMPLETON DEVELOPING MARKETS TRUST

TEMPLETON FUNDS

Templeton Foreign Fund
Templeton World Fund

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton BRIC Fund
Templeton Emerging Markets Small Cap Fund
Templeton Income Fund

TEMPLETON GLOBAL OPPORTUNITIES TRUST

TEMPLETON GLOBAL SMALLER COMPANIES FUND

TEMPLETON GROWTH FUND, INC.

TEMPLETON INCOME TRUST

Templeton Global Bond Fund
Templeton International Bond Fund

TEMPLETON INSTITUTIONAL FUNDS

Emerging Markets Series
Foreign Equity Series
Foreign Smaller Companies Series
Global Equity Series

The Prospectus is amended as follows:

I. Effective September 1, 2008, the redemption fee policy is discontinued. Otherwise, the Funds' policies and procedures with respect to market timing remain fully in effect.

II. Effective September 1, 2008, except as noted, for all funds that are offered with an initial sales charge, the cumulative quantity discount and letter of intent portion of the "Choosing a Share Class - Sales Charge Reductions and Waivers" section, is amended to read:

      1. CUMULATIVE QUANTITY DISCOUNT - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

                                               Not part of the semiannual report

      Cumulative quantity discount eligible shares are Franklin Templeton Fund shares registered to (or held by a financial intermediary for):

      o     You, individually;

      o Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");

      o     You jointly with one or more Family Members;

      o You jointly with another person(s) who is(are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person's separate investments in Franklin Templeton fund shares;

      o A trustee/custodian of a Coverdell Education Savings account for which you or a Family Member is the identified responsible person;

      o A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under yours or a Family Member's Social Security number;

      o (Effective October 1, 2008.) A 529 college savings plan over which you or a Family Member has investment discretion and control;

      o Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);

      o     A trust established by you or a Family Member as grantor.

      Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

      If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer's brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial adviser at the time of your purchase (including at the time of any future purchase). If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund's transfer agent at the time of any purchase.

      If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial adviser or the Franklin Templeton Funds' transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial adviser and the Fund generally will not have that information.

      The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial adviser nor the Franklin Templeton Funds may have or maintain this information.

      An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

      2. LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative Quantity Discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial adviser when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial adviser associated with your Franklin Templeton Fund shares, it is your responsibility to tell the Funds' transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the Statement of Additional Information for more LOI details.

Not part of the semiannual report

      To sign up for these programs, complete the appropriate section of your account application.

III. Effective September 1, 2008, the second sentence of the section "Choosing a Share Class - Investments of $1 Million or More" is amended as follows:

      However, there is a 1% Contingent Deferred Sales Charge (CDSC) for funds that have a maximum initial sales charge of 5.75%; for all other funds, the maximum CDSC will be 0.75%. The CDSC is assessed on any shares you redeem within 18 months of purchase.

IV. For all funds that offer Advisor Class or Class Z Shares, the "Choosing a Share Class - Qualified Investors - Advisor Class" (and "Qualified Investors - Class Z" for Mutual Series funds) section is revised to include the following category of investor:

      o Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.

V. For TEMPLETON INCOME FUND, TEMPLETON GLOBAL BOND FUND AND TEMPLETON INTERNATIONAL BOND FUND:

1. The section "Goal and Strategies - Main Investment Strategies" is revised to include the following:

      FOREIGN CURRENCY TRANSACTIONS For the purposes of hedging currency exchange rates, efficient portfolio management and/or enhancement of returns, the Fund may also, from time to time, enter into forward contracts including currency forwards, cross currency forwards (which may result in net short currency exposures), options on currencies or financial and index futures contracts, including interest rate swaps. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund or sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The successful use of these transactions will usually depend on the manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in these transactions.

2. The board of trustees of the Funds has approved the removal of the Funds' previous policy of limiting investments in derivative securities to 5% of the Funds' assets.

VI. For TEMPLETON EMERGING MARKETS SMALL CAP FUND:

1. The third paragraph of the section "Goal and Strategies - Main Investment Strategies" on page 2 is revised to read as follows:

      For purposes of the Fund's investments, emerging market small cap companies are those having a market capitalization at the time of initial purchase within the range of the market capitalizations of companies included in the Morgan Stanley Capital International All Country World Small Cap Index and:

      o whose principal securities trading markets are in emerging market countries; or

      o that derive at least 50% of their total revenues or profits from either goods or services produced or sales made in emerging market countries; or

      o     that have at least 50% of their assets in emerging market countries;
            or

      o     that are linked to currencies of emerging market countries; or

      o that are organized under the laws of, or with principal offices in, emerging market countries.

2. The section "Main Risks - Diversification" on page 6 is revised to delete the last sentence.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                               Not part of the semiannual report

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Franklin India Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth
Fund Franklin Growth Opportunities Fund 2
Franklin Small Cap Growth Fund 3
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 4
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Focused Core Equity Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund
Templeton Income Fund
Templeton International Bond Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

3. Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/08                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
     INVESTMENTS                San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TEMPLETON
HARD CURRENCY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 S2008 06/08

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   -------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  June 26, 2008